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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

      I, Christine A. Herren, Principal Financial and Accounting Officer of Innotrac Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2005

                                   /s/ Christine A. Herren
                                   -------------------------------------------
                                   Christine A. Herren
                                   Senior Director and Controller (Principal
                                   Financial Officer and Principal Accounting
                                   Officer)